Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Independent Auditors' Report                                   7
         Portfolio of Investments                                       8
         Notes to Portfolio of Investments                             10
         Statement of Assets and Liabilities                           11
         Statement of Operations                                       12
         Statements of Changes in Net Assets                           13
         Notes to Financial Statements                                 14




Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Treasury Money Market Trust, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.















USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered
  Trademark) Index                 Moderate                $3,000
 Science & Technology              Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000


Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.














Message from the President

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE]

When I was a second lieutenant in pilot training at Williams AFB, I read the book THIS KIND OF WAR by T. R. Fehrenbach. More than 30 years later I met Ted Fehrenbach here in San Antonio where he resides and had a chance to tell him that I think he is a brilliant man. I recall reading that LBJ declared THIS KIND OF WAR required reading for people in his administration. Ted writes a regular Sunday column for the San Antonio Express News, and he continues to delight me. Last year he wrote a piece around Columbus Day, which included this observation:

    "Spain was clearly disappointed with her admiral. While he had spent much money charting islands with mosquitoes and a miserable climate (from the Euro standpoint)...the Portuguese had reached the real India and returned with fabulous profits. Of course, Columbus had opened up to Spain a vast empire, filled with treasures of every kind, but then few investors take the long view."

As I read this passage, I thought that Ted's understanding of markets is as sharp as his grasp of history. At the beginning of 1999, there indeed seemed to be few investors with the long view. There were many people declaring the absolute superiority of the S&P 500 and growth stocks, especially tech stocks, while proclaiming that strategies such as value investing and asset allocation were no longer relevant.

The S&P 500 and its index funds have had a wondrous four years, but here we are five-and-a-half months into 1999, and what a difference we're seeing: The Dow Jones Industrial Average is up more than twice as much as the S&P 500 so far this year.

The S&P 500 Index is heavily influenced by companies like America Online, Cisco Systems, Intel, IBM, Lucent, MCI, and Microsoft. The Dow also includes IBM, but its impetus is coming from companies such as J.P. Morgan, Alcoa, Caterpillar, Disney, General Motors, and Union Carbide. The upshot of this is that you can afford to take the long view. Value investing or asset allocation are just different from a growth philosophy. My view, throughout the last 27 years, is that these methods go through cycles of in-favor and out-of-favor. But they do cycle. And just about the time you begin to read that one of them is no longer viable, you can bet the market will change. A good discipline practiced well will give you a very good chance of prospering in the long run.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

Past performance is no guarantee of future results.















Investment Review

USAA TREASURY MONEY MARKET TRUST

OBJECTIVE: Maximum current income while maintaining the highest degree of safety and liquidity.

TYPES OF INVESTMENTS: U.S. government securities with maturities of 397 days or less; mostly U.S. Treasury bills, notes and bonds, and repurchase agreements collateralized by these instruments.

--------------------------------------------------------------------------------
                                            5/31/99              5/31/98
--------------------------------------------------------------------------------
  Net Assets                            $144.0 Million       $106.7 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND CURRENT YIELD AS OF 5/31/99
--------------------------------------------------------------------------------
      1 Year       5 Years      Since Inception on 2/1/91      7-day Yield
       4.83%        5.08%                 4.53%                   4.42%
--------------------------------------------------------------------------------

Total return equals income yield and assumes reinvestment of all dividends. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.




7-DAY YIELD COMPARISON

A chart in the form of a line graph appears here illustrating the comparison of the 7-Day Yield of the USAA Treasury Money Market Trust to the IBC Financial Data, Inc./U.S. Treasury & Repo Average for the period of 5/26/98 through 5/25/99:

                    USAA Treasury
                  Money Market Trust              IBC Average
                  -----------------               -----------

05/26/98                5.04%                        4.73%
06/30/98                5.16%                        4.80%
07/28/98                5.14%                        4.78%
08/25/98                5.11%                        4.75%
09/29/98                4.96%                        4.64%
10/27/98                4.47%                        4.17%
11/24/98                4.43%                        4.05%
12/29/98                4.54%                        4.14%
01/26/99                4.39%                        4.04%
02/23/99                4.47%                        4.09%
03/30/99                4.52%                        4.18%
04/27/99                4.40%                        4.05%
05/25/99                4.38%*                       4.04%*

Data represent the last Tuesday of each month.
* Ending date 05/25/99


The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc./U.S. Treasury & Repo, an average of all major treasury money market fund yields.














Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER, PAMELA K. BLEDSOE, CFA, APPEARS HERE]

FULL STEAM AHEAD
Last year, the Federal Reserve (Fed) sought to offset a slowdown in the U.S. economy that could have been caused by reduced trade with other countries. Actions were implemented by the Fed during October and November of 1998 which lowered the Federal Funds rate by 0.75%. It worked. Over the course of the last few months, numerous economic statistics have been released indicating the strength of the U.S. economy. As represented by statistics such as job growth, wages, and manufacturing strength, the U.S. economy appears to be going full steam ahead. Many economists are currently expecting the Fed to increase the Federal Funds rate in order to prevent inflationary pressures that could result from the domestic economy growing too quickly.

Strong indicators of the robust growth in the U.S economy have caused market interest rates to rise over the last few weeks. At the end of November 1998, Treasury bills were yielding 4.49%. With the rise in market rates, Treasury bills were yielding 4.97% at the end of May 1999. With the Federal Funds rate target currently at 4.75%, Treasury securities have become more attractive. In response to this trend, I have begun to shift more of the Fund's assets into Treasury bills and notes. As of May 31, 1999, the USAA Treasury Money Market Trust had 59.3% in repurchase agreements and 37.2% in Treasury bills and notes. As long as Treasuries continue to provide value over repurchase agreements, we will continue to purchase more Treasury securities.

The above strategy continues to perform well. According to IBC Financial Data, the Treasury Money Market Trust continues to be ranked among the top money market funds. For the 12 months ended May 31, 1999, your Fund ranked 4th out of 95 Treasury money market funds with a yield of 4.83%. Past performance is no guarantee of future results.



CUMULATIVE PERFORMANCE OF $10,000

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA Treasury Money Market Trust. The data is from 2/01/91 through 05/31/99. The data points from the graph are as follows:

USAA Treasury Money Market Trust

                      Amount
                      ------
02/01/91             $10,000
05/31/91              10,172
11/30/91              10,436
05/31/92              10,649
11/30/92              10,822
05/31/93              10,973
11/30/93              11,128
05/31/94              11,294
11/30/94              11,530
05/31/95              11,845
11/30/95              12,173
05/31/96              12,482
11/30/96              12,791
05/31/97              13,114
11/30/97              13,453
05/31/98              13,800
11/30/98              14,152
05/31/99              14,466

Data since inception on 2/01/91 through 05/31/99


Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. Income may be subject to federal, state, or local taxes, or to the alternative minimum tax. For 7-day yield information, please refer to the Fund's Investment Review Page.



An investment in this Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See page 8 for a complete listing of the Portfolio of Investments.















Independent Auditors' Report

KPMG

The Shareholders and Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Treasury Money Market Trust, a series of the USAA Investment Trust, as of May 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 9 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Treasury Money Market Trust as of May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                  KPMG LLP

San Antonio, Texas
July 2, 1999















USAA TREASURY MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

May 31, 1999


Principal
  Amount                    Security                                      Value
--------------------------------------------------------------------------------

                           U.S. TREASURY BILLS (7.4%)
$   1,000     4.37%, 6/17/1999                                          $    998
    1,000     4.47%, 8/19/1999                                               990
    1,800     4.38%, 9/09/1999                                             1,777
    3,000     4.57%, 9/16/1999                                             2,958
    2,000     4.30%, 10/07/1999                                            1,969
    2,000     4.43%, 11/12/1999                                            1,959
--------------------------------------------------------------------------------
              Total U.S. treasury bills (cost: $10,651)                   10,651
--------------------------------------------------------------------------------

                           U.S. TREASURY NOTES (29.8%)
    2,000     6.75%, 5/31/1999                                             2,000
    2,000     6.75%, 6/30/1999                                             2,002
    2,000     6.38%, 7/15/1999                                             2,002
    2,000     5.88%, 7/31/1999                                             2,002
    2,000     6.00%, 8/15/1999                                             2,007
    2,000     6.88%, 8/31/1999                                             2,011
    2,000     7.13%, 9/30/1999                                             2,017
    2,000     6.00%, 10/15/1999                                            2,010
    2,000     5.63%, 10/31/1999                                            2,007
    2,000     5.88%, 11/15/1999                                            2,011
    2,000     7.75%, 11/30/1999                                            2,030
    2,000     7.75%, 12/31/1999                                            2,034
    2,000     5.38%, 1/31/2000                                             2,008
    1,000     5.88%, 2/15/2000                                             1,007
    2,000     8.50%, 2/15/2000                                             2,051
    3,000     5.50%, 2/29/2000                                             3,011
    3,000     6.88%, 3/31/2000                                             3,048
    2,500     6.75%, 4/30/2000                                             2,542
    3,000     6.38%, 5/15/2000                                             3,037
    2,000     6.25%, 5/31/2000                                             2,021
--------------------------------------------------------------------------------
              Total U.S. treasury notes (cost: $42,858)                   42,858
--------------------------------------------------------------------------------
              Total U.S. treasury bills and notes (cost: $53,509)         53,509
--------------------------------------------------------------------------------

                     U.S. GOVERNMENT GUARANTEED NOTES (4.2%)
    1,000     9.10%, 8/01/1999                                             1,007
    5,000     4.85%, 4/02/2007 (COP) (a)                                   5,000
--------------------------------------------------------------------------------
              Total U.S. government guaranteed notes (cost: $6,007)        6,007
--------------------------------------------------------------------------------
              Total investment in securities (cost: $59,516)              59,516
--------------------------------------------------------------------------------

                          REPURCHASE AGREEMENTS (59.3%)
   35,700     ABN AMRO, Inc., 4.70%, acquired on 5/28/99 and due
               6/1/99 at $35,719  (collateralized by a $25,000 U.S.
               Treasury Note, 5.875%, due 11/15/99 and a $11,056
               U.S. Treasury Note, 6.0%, due 8/15/99; total market
               value of $36,433)                                          35,700
    7,042     BT Alex Brown, Inc., 4.78%, acquired on 5/28/99 and
               due 6/1/99 at $7,046 (collateralized by a $7,037 U.S.
               Treasury Note, 6.875%, due 8/31/99; market value $7,187)    7,042
    7,000     First Union Capital Markets, 4.73%, acquired on 5/28/99
               and due 6/1/99 at $7,004 (collateralized by a $6,995
               U.S. Treasury Note, 6.875%, due 8/31/99; market value
               of $7,144)                                                  7,000
   35,700     State Street Corp., 4.75%, acquired on 5/28/99 and due
               6/1/99 at $35,719 (collateralized by a $35,835 U.S.
               Treasury Note, 5.625%, due 12/31/99; market value of
               $36,776)                                                   35,700
--------------------------------------------------------------------------------
              Total repurchase agreements (cost: $85,442)                 85,442
--------------------------------------------------------------------------------
               Total investments (cost: $144,958)                       $144,958
================================================================================















USAA TREASURY MONEY MARKET TRUST
NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 1999


GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

PORTFOLIO DESCRIPTION ABBREVIATION
COP - Certificates of Participation.

SPECIFIC NOTES
(a) This security has an optional demand feature on each quarterly reset. Variable Rate Demand Notes (VRDN) provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is generally adjusted at a stipulated daily, weekly, monthly, or quarterly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.


See accompanying notes to financial statements.











USAA TREASURY MONEY MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 1999


ASSETS
   Investments in securities                                          $ 59,516
   Repurchase agreements                                                85,442
   Cash                                                                    492
   Receivables:
      Capital shares sold                                                   65
      Interest                                                             740
                                                                     -----------
         Total assets                                                  146,255
                                                                     -----------
LIABILITIES
   Securities purchased                                                  2,021
   Capital shares redeemed                                                 166
   USAA Investment Management Company                                       15
   USAA Transfer Agency Company                                             12
   Accounts payable and accrued expenses                                    31
   Dividends on capital shares                                              15
                                                                     -----------
         Total liabilities                                               2,260
                                                                     -----------
            Net assets applicable to capital shares outstanding       $143,995
                                                                     ===========
REPRESENTED BY:
   Paid-in capital                                                    $143,995
                                                                     ===========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                         143,995
                                                                     ===========
   Net asset value, redemption price, and offering price per share    $   1.00
                                                                     ===========


See accompanying notes to financial statements.











USAA TREASURY MONEY MARKET TRUST
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 1999


Net investment income:
   Interest income                                                      $ 6,486
                                                                       ---------
   Expenses:
      Management fees                                                       160
      Transfer agent's fees                                                 127
      Custodian's fees                                                       65
      Postage                                                                14
      Shareholder reporting fees                                              8
      Trustees' fees                                                          4
      Registration fees                                                      44
      Professional fees                                                      31
      Other                                                                   6
                                                                       ---------
         Total expenses                                                     459
                                                                       ---------
            Net investment income                                       $ 6,027
                                                                       =========


See accompanying notes to financial statements.












USAA TREASURY MONEY MARKET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

                                                          1999          1998
                                                   -----------------------------
From operations:
   Net investment income                               $  6,027       $  4,864
                                                   -----------------------------
Distributions to shareholders from:
   Net investment income                                 (6,027)        (4,864)
                                                   -----------------------------
From capital share transactions:
   Proceeds from shares sold                            149,402        104,327
   Shares issued for dividends reinvested                 5,709          4,561
   Cost of shares redeemed                             (117,795)       (90,821)
                                                   -----------------------------
      Increase in net assets from capital
        share transactions                               37,316         18,067
                                                   -----------------------------
Net increase in net assets                               37,316         18,067
Net assets:
   Beginning of period                                  106,679         88,612
                                                   -----------------------------
   End of period                                       $143,995       $106,679
                                                   =============================
Change in shares outstanding:
   Shares sold                                          149,402        104,327
   Shares issued for dividends reinvested                 5,709          4,561
   Shares redeemed                                     (117,795)       (90,821)
                                                   -----------------------------
      Increase in shares outstanding                     37,316         18,067
                                                   =============================


See accompanying notes to financial statements.












USAA TREASURY MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS

May 31, 1999


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA Treasury Money Market Trust (the Fund). The Fund's investment objective is to provide maximum current income while maintaining the highest degree of safety and liquidity. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets in U.S. Government securities with maturities of 397 days or less.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, securities in the Fund are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities. Gain or loss from sales of investment securities is computed on the identified cost basis.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 1999.


(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the period ended May 31, 1999, were $17.2 billion and $17.2 billion, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .125% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .375% of its annual average net assets through October 1, 1999.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. Government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.


(8) YEAR 2000 (UNAUDITED)
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


(9) SHAREHOLDER DIVIDENDS (UNAUDITED)
The USAA Treasury Money Market Trust earned 35.5% of its income from investments in U.S. Treasury securities during the year.

The distributions related to earnings for the fiscal year ended May 31, 1999, were $.05 per share, which were entirely derived from taxable interest income.


(10) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                                             Year Ended May 31,
                          ------------------------------------------------------
                              1999       1998       1997       1996       1995
                          ------------------------------------------------------
Net asset value at
   beginning of period     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net investment income           .05        .05        .05        .05        .05
Distributions from net
   investment income           (.05)      (.05)      (.05)      (.05)      (.05)
                          ------------------------------------------------------
Net asset value at
   end of period           $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          ======================================================
Total return (%) *             4.83       5.24       5.06       5.38       4.88
Net assets at end of
   period (000)            $143,995   $106,679   $ 88,612   $ 76,777   $ 67,876
Ratio of expenses to
   average net assets (%)       .36       .375       .375       .375       .375
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)           n/a       .392       .394       .403       .488
Ratio of net investment
   income to average
   net assets (%)              4.69       5.11       4.95       5.23       4.91


* Assumes reinvestment of all dividend income distributions during the period.










TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine (Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777